UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2013

1-855-477-8100

www.bandonalts.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Bandon Isolated Alpha Fixed Income Fund

Dear Shareholders,

The Bandon Isolated Alpha Fixed Income Fund (“Fund”) returned +2.05% (Class I) for its fiscal year, ending September 30th, 2013. This return is in line with the Fund’s performance objective to provide consistent positive returns throughout various fixed income market cycles. Unlike traditional funds, the Fund is not managed relative to a benchmark; however, we have provided the following indices for perspective. The Barclays Capital U.S. Aggregate Bond Index (the “Index”) declined -1.68% for the same period. The BofAML 3-Month Treasury Bill Index (the “Benchmark”), returned +0.08% for the same period. In addition, the Hedge Fund Absolute Return Index (the “HFRX”) returned +0.08% for the same period.

Market Commentary

Over the twelve-month period ending in September, market interest rates exhibited upward pressure and volatility unfamiliar to many fixed income investors, who have grown accustomed to a secular decline in yields over the past three decades. Yields touched 3.00% in early September, a marked increase from levels seen just six months prior. Poor results from high-quality debt have spurred investors to assume greater risks to achieve returns by shifting to lower quality credits.

In this letter twelve months ago we expressed the sentiment that with global economic uncertainty, low volatility was unlikely to persist; this forecast proved prescient, particularly in the summer of 2013. Our position remains the same – whether yields continue to rise, stay the same, or fall, the potential value of identifying and investing in alternative sources of return uncorrelated to major fixed income benchmarks is clear.

Philosophy

The Bandon Isolated Alpha Fixed Income Fund seeks non-correlated, positive returns in all environments by investing both long and short in global fixed income markets. The strategy relies on tactical investment strategies, rather than buying and holding traditional fixed income securities. Bandon believes the skill set for analyzing and managing credit risk is very different from the skill set for analyzing and managing interest rate risk and as such seeks to isolate the decision making for each of these principal risk factors through separate specialist, institutionally-oriented sub-advisers.

The Fund seeks to reduce or eliminate risks associated with buying and holding fixed income securities. The Fund actively repositions its interest rate and credit exposures within pre-defined symmetrical boundaries (-5 years to +5 years of duration) with little-to-no bias in investing long versus short.

The Fund seeks to limit volatility and downside risk by employing strict risk management policies and seeks “bond-like” volatility with a standard deviation in the range of 3-5%.

We believe that given the anticipated lack of correlation to other financial markets and investment strategies the Fund fits well into the alternative category; additionally, as the Fund invests in fixed income securities it also has a unique potential to act as a diversifier within the fixed income part of a portfolio.

Fund Commentary

We were generally satisfied with the differentiated performance characteristics of the fund during an environment that tested buy-and-hold bond strategies as market interest rates rose from 1.64% on September 30th, 2012 to 2.62% on September 30th, 2013. The Fund generated positive returns in three of the four quarters of the fiscal year; for comparative purposes (despite the fact that the Fund is not managed to a particular benchmark), the Fund exceeded the Barclays Capital U.S. Aggregate Bond Index in each quarterly period.

In terms of the risk characteristics of the portfolio, the Fund generally exhibited little-to-no bias to being long fixed income as measured by its Net Market Value. The Fund also demonstrated somewhat low volatility as measured by its bond-like standard deviation of approximately 3.5%. Finally, the Fund’s performance had no statistically meaningful correlation to standard fixed income indices.

The Future

The history of interest rates, which are a critical component of fixed income returns, is instructive in understanding the merits of our investment approach. First, while yields have increased in recent months, they remain at generally low levels and have declined from a high of 16% in 1981.  If history is a guide, an extended secular rise (such as the period from 1962-1981, when rates rose from 4% to that 16% level) may be in store, which would be detrimental for traditional bond investors and support alternative approaches to increase diversification. However, it is important to note that in prior secular periods of both rising and falling rates, yields have moved counter to the trend in nearly half of observed monthly periods.

Unlike traditional fixed income managers, we remain agnostic to the general intermediate-to-long-term direction of interest rates. We contend that being nimble and flexible, as opposed to dogmatically long-only and constrained to specific asset classes or sectors, can be a decided advantage in an effort to exploit market opportunities for meaningful investment gains. We believe that the fund offers an excellent opportunity to seek a higher return without taking on greater correlations to risk assets –unlike many of the traditional alternatives to high quality fixed income.

Although the renewed volatility in the fixed income markets has us excited about the future opportunity for our strategy, we remain focused on our disciplined approach in an attempt to generate returns regardless of what occurs.

We thank you for your continued support and interest in the Bandon Isolated Alpha Fixed Income Fund.

With regards,

William F. Woodruff

Chief Investment Officer

Bandon Capital Management, LLC

2790-NLD-11/7/2013

Bandon Isolated Alpha Fixed Income Fund
Portfolio Review (Unaudited)
September 30, 2013

The Fund's performance figures* for the period ended September 30, 2013, as compared to its benchmark:
	One Year	Since Inception**
Bandon Isolated Alpha Fixed Income Fund - Class I	2.05%	1.97%
Bandon Isolated Alpha Fixed Income Fund - Class A	2.00%	1.89%
Bandon Isolated Alpha Fixed Income Fund - Class A with load	(3.87)%	(0.29)%
Bandon Isolated Alpha Fixed Income Fund - Class C	1.17%	1.19%
Bandon Isolated Alpha Fixed Income Fund - Class R	1.86%	1.87%
HFRX Absolute Return Index***	2.71%	(0.38)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.10%	0.10%

*  The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized.  For performance information current to the most recent month-end, please call 1-855-477-8100

** Inception date is December 31, 2010.
*** The HFRX Absolute Return index measures the comprehensive overall returns of hedge funds. Investors may not invest in the Index directly.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.
Investors may not invest in the Index directly. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Electric	20.1%
Insurance	10.0%
Telecommunications	4.3%
Airlines	3.9%
Municipal	3.7%
Banks	3.4%
Engineering & Construction	2.1%
Automobile ABS	2.1%
Student Loan ABS	1.8%
Other, Cash & Cash Equivalents	48.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Bandon Isolated Alpha Fixed Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 36.4%
	AGENCY COLLATERAL CMO - 0.7%
$ 3,583,600	Government National Mortgage Association, Interest Only, 2011 -H21 HI(a)	1.8182	11/20/2061	$ 292,063

	AIRLINES - 3.9%
695,000	Continental Airlines 2012-1 Class B Pass Through Trust	6.2500	4/11/2020	715,850
1,000,000	US Airways 2013-1 Class B Pass Through Trust	5.3750	5/15/2023	950,000
				1,665,850
	AUTOMOBILE ABS - 2.1%
15,919	ARI Fleet Lease Trust 2013-A1 (b)	0.2600	4/15/2014	15,919
776,166	Chesapeake Funding LLC 2012 - 1A A(a,b)	0.9319	11/7/2023	778,197
13,959	DT Auto Owner Trust 2012-2A A (b)	0.9100	11/16/2015	13,959
15,243	First Investors Auto Owner Trust 2013-2A A1 (b)	0.3400	6/16/2014	15,243
20,706	Prestige Auto Receivables Trust 2011-1A A3 (b)	1.9000	8/17/2015	20,719
12,586	SMART Trust 2013 - 2US A1	0.2600	5/14/2014	12,574
26,057	SMART Trust 2012-4US A2A	0.6700	6/14/2015	26,070
				882,681
	BANKS - 1.8%
720,000	BBVA US Senior SAU	4.6640	10/9/2015	749,665

	CHEMICALS - 0.1%
500	Ashland, Inc. (b)	4.7500	8/15/2022	469
67,000	Ashland, Inc.	4.7500	8/15/2022	62,812
				63,281

	COMMERCIAL MBS - 0.2%
40,255	Bear Stearns Commercial Mortgage Sec, Inc. Series 2001-top2 (a,b)	6.9400	2/15/2035	40,181
11,019	Chase Commercial Mortgage Securities Corp. (a,b)	6.5600	5/18/2030	11,066
31,022	SMA Issuer I LLC (b)	3.5000	8/20/2025	31,072
				82,319
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
505,000	International Lease Finance Corp.	3.8750	4/15/2018	487,956

	ENGINEERING & CONSTRUCTION - 2.1%
1,500,000	New Enterprise Stone & Lime Co., Inc.	11.0000	9/1/2018	892,500

	GNMA COLLATERAL - 1.7%
681,726	Ginnie Mae II pool G2 82600	3.5000	8/20/2040	711,226

	INSURANCE - 7.2%
770,000	American International Group, Inc. (a)	8.1750	5/15/2058	901,285
1,065,000	Aon Corp.	8.2050	1/1/2027	1,303,034
560,000	MetLife, Inc.	10.7500	8/1/2039	823,200
				3,027,519
	METAL FABRICATE/HARDWARE - 0.5%
200,000	TMK OAO Via TMK Capital SA (b)	6.7500	4/3/2020	190,500

	MINING - 0.9%
375,000	AngloGold Ashanti Holdings PLC	8.5000	7/30/2020	385,312

	MUNICIPAL - 3.7%
100,000	Brazil Minas SPE via State of Minas Gerais (b)	5.3330	2/15/2028	96,250
1,000,000	California County Tobacco Securitization Agency	5.6000	6/1/2036	835,040
285,000	Golden State Tobacco Securitization Corp.	5.1250	6/1/2047	198,164
565,000	Northern Tobacco Securitization Corp.	5.0000	6/1/2046	361,798
110,000	Tobacco Settlement Financing Corp.	5.0000	6/1/2041	71,363
				1,562,615
	OIL & GAS - 0.8%
330,000	Petrohawk Energy Corp.	7.2500	8/15/2018	358,050

	REGIONAL(STATE/PROVINCE) - 0.2%
90,000	Queensland Treasury Corp.	4.0000	6/21/2019	84,148

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013
Par Value		Coupon Rate (%)	Maturity	Value
	STUDENT LOAN ABS - 1.8%
$ 331,878	SLM Private Credit Student Loan Trust 2005-B A2 (a,b)	0.4344	3/15/2023	$ 324,308
393,438	SLM Private Education Loan Trust 2010-A 2A (a,b)	3.4323	5/16/2044	414,029
				738,337
	TELECOMMUNICATIONS - 5.1%
2,000,000	NII Capital Corp.	7.6250	4/1/2021	1,420,000
420,000	Verizon Communications, Inc.	5.1500	9/15/2023	450,150
280,000	Verizon Communications, Inc.	6.5500	9/15/2043	316,102
				2,186,252
	WL COLLATERAL CMO - 0.0%
17,712	Countrywide Asset-Backed Certificates 2005 -IM1 A2 (a)	0.4589	11/25/2035	17,687

	TOTAL BONDS & NOTES (Cost - $15,713,760)			14,377,961
Shares
	PREFERRED STOCK - 23.4%

	BANKS - 1.6%
745,000	Wachovia Capital Trust III (a)	5.5698		674,225

	BEVERAGES - 0.7%
10,656	Glacier Water Trust I	9.0625		274,926

	ELECTRIC - 20.4%
5,200	Alabama Power Co.	4.6000		505,700
1,537	Ameren Illinois Co.	4.0000		138,330
5,890	Connecticut Light & Power Co., Series 1949	3.9000		277,014
10,133	Connecticut Light & Power Co., Series 1963	4.5000		486,384
605	Dayton Power & Light Co.	3.9000		52,514
1,030	Great Plains Energy, Inc.	3.8000		93,359
12,000	Hawaiian Electric Co., Inc.	4.7500		229,200
6,499	NSTAR Electric Co.	4.2500		610,906
7,631	Pacific Gas & Electric Co., Series H	4.5000		166,348
69,660	Pacific Gas & Electric Co., Series G	4.8000		1,601,484
1,215	PacifiCorp	4.5600		114,392
44,064	Southern California Edison Co.	4.0800		929,750
93,471	Southern California Edison Co.	4.2400		1,927,372
103	Southern California Edison Co.	4.3200		2,172
2,250	Union Electric Co., Series 1969	4.0000		195,750
8,075	Union Electric Co., Series	4.5000		765,106
1,225	Union Electric Co., Series	4.5600		116,375
4,841	Wisconsin Electric Power Co.	3.6000		401,319
				8,613,475
	INSURANCE - 2.8%
1,000	XLIT Ltd.	3.3881		833,750
335,000	Sirius International Group Ltd. (a,b)	7.5060		344,256
				1,178,006

	REITS - 0.3%
5,824	American Land Lease, Inc.	7.7500		144,144

	TOTAL PREFERRED STOCK (Cost - $9,961,533)			10,884,776

Contracts	PUT OPTIONS PURCHASED - 0.1%
75	U.S. Treasury 10 Yr Note			37,500
	Expiration November 2013, Exercise Price $124 (Cost - $35,168)

Shares	SHORT-TERM INVESTMENTS - 37.9%
	MONEY MARKET FUND - 37.9%
16,032,246	Daily Income Fund - Money Market Portfolio, Fiduciary Class, 0.03% (c)			16,032,246
	TOTAL SHORT-TERM INVESTMENTS (Cost - $16,032,246)

	TOTAL INVESTMENTS - 97.8% (Cost - $41,742,707) (d)			$ 41,332,483
	OTHER ASSETS LESS LIABILITIES - 2.2%			918,381
	NET ASSETS - 100.0%			$ 42,250,864

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013
		ABS - Asset Back Security
		AUD - Australian Dollar
		CMO - Collateralized Mortgage Obligation
		MBS - Mortgage Backed Security
	(a)	Variable rate security - interest rate subject to periodic change.
	(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be
		resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2013, these
		securities amounted to $2,296,168 or 5.4% of net assets.
	(c)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.
	(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,761,716 and differs
		from market value by net unrealized appreciation (depreciation) of securities as follows:

					Unrealized Appreciation:		$ 236,377
					Unrealized Depreciation:		(665,610)
					Net Unrealized Depreciation:		$ (429,233)

							Unrealized Appreciation
Contracts							(Depreciation)
		FUTURES CONTRACTS
		OPEN LONG FUTURES CONTRACTS
6		10 Year Mini JBG Future maturing December 2013
		(Underlying Face Amount at Value JPY 881,400)					$ 7,706
15		Euro-Bund Future maturing December 2013
		(Underlying Face Amount at Value EUR 2,852,295)					57,046
29		Long Gilt Future maturing December 2013
		(Underlying Face Amount at Value GBP 5,178,675)					121,198
24		U.S. 10 Year Future maturing December 2013
		(Underlying Face Amount at Value $3,033,384)					74,748
							260,698

		OPEN SHORT FUTURES CONTRACTS
15		OAT Euro Future maturing December 2013
		(Underlying Face Amount at Value EUR 2,689,680)					$ (45,271)
29		U.S. 10 Year Future maturing December 2013
		(Underlying Face Amount at Value $3,665,339)					(63,122)
3		U.S. Long Bond Future maturing December 2013
		(Underlying Face Amount at Value $400,125)					(10,969)
							(119,362)
			NET UNREALIZED GAIN FROM OPEN FUTURES CONTRACTS				$ 141,336

		OPEN SWAP CONTRACTS
		Reference Entity	Notional Amount	Interest Rate (Payable)/Receivable	Termination Date	Counterparty	Unrealized Appreciation (Depreciation)
		Bought Protection:
		Aon PLC	$ 1,000,000	(1.00)%	9/20/2018	Citigroup Global Markets, Inc.	$ (2,754)
		CDX.NA.HY.19.V1	500,000	(5.00)%	12/20/2017	Citigroup Global Markets, Inc.	(37,852)
		CDX.NA.IG.20.V1	1,000,000	(1.00)%	6/20/2018	Citigroup Global Markets, Inc.	(1,895)
		Motorola Solutions, Inc.	1,000,000	(1.00)%	9/20/2018	Citigroup Global Markets, Inc.	(218)
		Occidental Petroleum	1,000,000	(1.00)%	12/20/2018	Citigroup Global Markets, Inc.	143
		Rio Tinto Finance USA Ltd.	1,000,000	(1.00)%	6/20/2018	Citigroup Global Markets, Inc.	(10,560)
		Rio Tinto Finance USA Ltd.	1,000,000	(1.00)%	9/20/2018	Citigroup Global Markets, Inc.	(3,560)
		Wells Fargo & Co.	1,000,000	(1.00)%	9/20/2018	Citigroup Global Markets, Inc.	(7,829)
		Sold Protection:
		El Paso Corp,	2,000,000	1.00%	6/20/2017	Citigroup Global Markets, Inc.	70,845
		Hewlett-Packard Co.	1,000,000	1.00%	9/20/2018	Citigroup Global Markets, Inc.	(11,443)
		NRG Energy, Inc.	750,000	5.00%	12/20/2014	Citigroup Global Markets, Inc.	24,254
		Teck Resources Ltd.	1,000,000	1.00%	6/20/2018	Citigroup Global Markets, Inc.	14,422
		Teck Resources Ltd.	1,000,000	1.00%	9/20/2018	Citigroup Global Markets, Inc.	6,971
		Wells Fargo & Co.	1,000,000	1.00%	6/20/2018	Citigroup Global Markets, Inc.	2,423
				NET UNREALIZED GAIN FROM SWAP CONTRACTS			$ 42,947

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement Of Assets and Liabilities
September 30, 2013

ASSETS
Investment securities:
At cost	$ 41,742,707
At value	$ 41,332,483
Cash held as collateral for swaps	300,000
Deposit with brokers for futures	1,030,083
Foreign currency (Cost $209,243)	213,643
Receivable for securities sold	517,992
Interest receivable	263,238
Unrealized appreciation on swap contracts	42,947
Receivable for futures - variation margin	34,226
Receivable for Fund shares sold	3,250
Receivable for open forward foreign currency exchange contracts	462
Prepaid expenses and other assets	27,258
TOTAL ASSETS	43,765,582

LIABILITIES
Payable for investments purchased	1,251,010
Swap premium received	171,325
Investment advisory fees payable	34,070
Payable for Fund shares redeemed	9,982
Fees payable to other affiliates	7,527
Payable for open forward foreign currency exchange contracts	4,665
Distribution (12b-1) fees payable	1,264
Accrued expenses and other liabilities	34,875
TOTAL LIABILITIES	1,514,718
NET ASSETS	$ 42,250,864

NET ASSETS CONSIST OF:
Paid in capital	$ 41,564,761
Accumulated net investment income	239,280
Accumulated net realized gain from investment, foreign currency, short sales, futures, swaps and options transactions	672,740
Net unrealized depreciation of investments, foreign currency, futures and swaps	(225,917)
NET ASSETS	$ 42,250,864

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$ 36,704,194
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,608,057
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.17

Class A Shares:
Net Assets	$ 5,343,838
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	525,847
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$ 10.16
Maximum offering price per share (maximum sales charge of 5.75%)	$ 10.78

Class C Shares:
Net Assets	$ 202,821
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	20,327
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.98

Class R Shares:
Net Assets	$ 10.53
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1.035
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.17

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months of purchase.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement of Operations
For the Year Ended September 30, 2013

INVESTMENT INCOME
Interest	$ 640,096
Dividends	117,962
TOTAL INVESTMENT INCOME	758,058

EXPENSES
Investment advisory fees	575,571
Distribution (12b-1) fees:
Class A	10,259
Class C	2,993
Administrative services fees	41,786
Transfer agent fees	38,364
Accounting services fees	24,885
Audit fees	18,018
Registration fees	26,683
Custodian fees	25,119
Compliance officer fees	19,438
Legal fees	16,736
Shareholder reporting expenses	12,690
Trustees fees and expenses	5,417
Non 12b-1 shareholder servicing expense	3,983
Insurance expense	1,394
Other expenses	6,165
TOTAL EXPENSES	829,501

Less: Fees waived/reimbursed by the Advisor	(173,426)

NET EXPENSES	656,075

NET INVESTMENT INCOME	101,983

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	694,326
Foreign currency transactions	(27,327)
Options purchased	69,883
Futures	40,210
Futures Options	(71,623)
Swaps	55,776
Forward foreign currency exchange contracts	173,685
Net realized gain	934,930

Net change in unrealized appreciation (depreciation) of:
Investments	(818,376)
Foreign currency translations	5,375
Options purchased	2,332
Futures	173,972
Swaps	(16,399)
Forward foreign currency exchange contracts	(4,063)
Net change in unrealized appreciation (depreciation)	(657,159)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS	277,771

NET INCREASE IN NET ASSETS	$ 379,754

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statements of Changes in Net Assets

	For the		For the
	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
FROM OPERATIONS
Net investment income	$ 101,983		14,246
Net realized gain from investments, futures, forward foreign currency exchange
contracts, futures options, swaps and foreign currency transactions	934,930		1,019,931
Net change in unrealized appreciation (depreciation) on investments, futures, forward
foreign currency exchange contracts, options, swaps and foreign currency transactions	(657,159)		465,383
Net increase in net assets resulting from operations	379,754		1,499,560

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class I *	(891,821)		-
Class A	(5,453)		-
Class C	(10,234)		-
Class R	-	**	-
From net investment income:
Class I *	(51,966)		(21,476)
Class A	(238)		-
Net decrease in net assets resulting from dividend and distributions to shareholders	(959,712)		(21,476)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I *	30,838,006		5,251,105
Class A	12,315,084		96,840
Class C	65,000		58,000
Net asset value of shares issued in reinvestment of distributions:
Class I *	358,439		8,644
Class A	5,691		-
Class C	10,234		-
Payments for shares redeemed:
Class I *	(19,864,414)		(7,130,270)
Class A	(6,899,825)		(49,804)
Class C	(221,167)		(50,408)
Net increase (decrease) in net assets from shares of beneficial interest	16,607,048		(1,815,893)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,027,090		(337,809)

NET ASSETS
Beginning of Period	26,223,774		26,561,583
End of Period^	$ 42,250,864		$ 26,223,774
^Includes accumulated net investment income (loss) of:	$ 239,280		$ (59,206)

SHARE ACTIVITY
Class I:*
Shares Sold	3,044,187		519,642
Shares Reinvested	35,419		859
Shares Redeemed	(1,971,144)		(711,118)
Net increase (decrease) in shares of beneficial interest outstanding	1,108,462		(190,617)

Class A:
Shares Sold	1,209,850		9,705
Shares Reinvested	562		-
Shares Redeemed	(689,384)		(4,887)
Net increase in shares of beneficial interest outstanding	521,028		4,818

Class C:
Shares Sold	6,549		5,748
Shares Reinvested	1,024		-
Shares Redeemed	(22,077)		(5,051)
Net increase (decrease) in shares of beneficial interest outstanding	(14,504)		697

Class R:
Shares Sold	-		-
Shares Redeemed	-		-
Net increase in shares of beneficial interest outstanding	-		-

* Effective January 13, 2012 Investor Class shares were renamed Class I shares.
** Amount is less than $1.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I (1)
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (2)

Net asset value, beginning of period	$ 10.33	$ 9.75	$ 10.00

Activity from investment operations:
Net investment income (loss) (3)	0.04	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	0.17	0.58	(0.22)
Total from investment operations	0.21	0.59	(0.25)

Less distributions from:
Net investment income	(0.02)	(0.01)	-
Net realized gains	(0.35)	-	-
Total distributions	(0.37)	(0.01)	-

Net asset value, end of period	$ 10.17	$ 10.33	$ 9.75

Total return (4)	2.05%	6.04%	(2.50)%	(5)

Net assets, at end of period (000s)	$ 36,704	$ 25,818	$ 26,229

Ratio of gross expenses to average
net assets (6,8)	2.48%	2.50%	3.73%	(7)
Ratio of net expenses to average
net assets (8)	1.95%	1.95%	1.95%	(7)
Ratio of net investment income (loss)
to average net assets (8,9)	0.35%	0.07%	(0.36)%	(7)

Portfolio Turnover Rate	372%	548%	708%	(5)

(1)	Effective January 13, 2012 Investor Class shares were renamed Class I shares.
(2)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5) Not Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012		For the Period Ended September 30, 2011 (1)

Net asset value, beginning of period	$ 10.32	$ 9.75		$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.01	0.00	(3)	(0.04)
Net realized and unrealized
gain (loss) on investments	0.20	0.57		(0.21)
Total from investment operations	0.21	0.57		(0.25)

Less distributions from:
Net investment income	(0.02)	-		-
Net realized gains	(0.35)	-		-
Total distributions	(0.37)	-		-

Net asset value, end of period	$ 10.16	$ 10.32		$ 9.75

Total return (4)	2.00%	5.85%		(2.50)%	(5)

Net assets, at end of period (000s)	$ 5,344	$ 50		$ 0	(6)

Ratio of gross expenses to average
net assets (7,9)	2.73%	2.75%		3.98%	(8)
Ratio of net expenses to average
net assets (9)	2.20%	2.20%		2.20%	(8)
Ratio of net investment income (loss)
to average net assets (9,10)	0.11%	(0.07)%		(0.61)%	(8)

Portfolio Turnover Rate	372%	548%		708%	(5)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5) Not Annualized.
(6) Represents less than $1,000 in net assets.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8) Annualized.
(9)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(10)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (1)

Net asset value, beginning of period	$ 10.21	$ 9.73	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.06)	(0.09)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.18	0.57	(0.21)
Total from investment operations	0.12	0.48	(0.27)

Less distributions from:
Net realized gains	(0.35)	-	-
Total distributions	(0.35)	-	-

Net asset value, end of period	$ 9.98	$ 10.21	$ 9.73

Total return (3)	1.17%	4.93%	(2.70)%	(4)

Net assets, at end of period (000s)	$ 203	$ 356	$ 332

Ratio of gross expenses to average
net assets (5,7)	3.48%	3.50%	4.73%	(6)
Ratio of net expenses to average
net assets (7)	2.95%	2.95%	2.95%	(6)
Ratio of net investment loss
to average net assets (7,8)	(0.55)%	(0.93)%	(1.36)%	(6)

Portfolio Turnover Rate	372%	548%	708%	(4)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R
	For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Period Ended September 30, 2011 (1)

Net asset value, beginning of period	$ 10.33		$ 9.75		$ 10.00

Activity from investment operations:
Net investment loss (2)	-		(0.04)		(0.04)
Net realized and unrealized
gain (loss) on investments	0.19		0.62		(0.21)
Total from investment operations	0.19		0.58		(0.25)

Less distributions from:
Net realized gains	(0.35)		-		-
Total distributions	(0.35)		-		-

Net asset value, end of period	$ 10.17		$ 10.33		$ 9.75

Total return (3)	1.86%		5.95%		(2.50)%	(4)

Net assets, at end of period (000s)	$ 0	(5)	$ 0	(5)	$ 0	(5)

Ratio of gross expenses to average
net assets (6,8)	2.98%		3.00%		4.23%	(7)
Ratio of net expenses to average
net assets (8)	2.45%		2.45%		2.45%	(7)
Ratio of net investment loss
to average net assets (8,9)	(0.00)%		(0.40)%		(0.86)%	(7)

Portfolio Turnover Rate	372%		548%		708%	(4)

(1)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5) Represents less than $1,000 in net assets.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(9)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements

September 30, 2013

1.

ORGANIZATION

The Bandon Isolated Alpha Fixed Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles.

The Fund currently offers Class I, Class C and Class A shares only. Class R received initial seed capital only and is currently not open to new investors. Effective January 13, 2012, Investor Class shares were renamed Class I shares. Prior to January 13, 2012, Class I shares were subject to a sales charge at the time of purchase, although the shares may have been purchased at net asset value (“NAV”) without a sales charge by a certain category of investors.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, Class I and C shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.  Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Swaps are valued each day by an independent pricing service approved by the Board.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$ -	$ 14,377,961	$ -	$ 14,377,961
Preferred Stock	4,274,245	6,610,531	-	10,884,776
Put Options Purchased	37,500	-	-	37,500
Short-Term Investments	16,032,246	-	-	16,032,246
Total Investments	20,343,991	20,988,492	-	41,332,483
Derivatives:
Forward Foreign Currency Exchange Contracts	-	462	-	462
Futures**	260,698	-	-	260,698
Swaps	-	119,058	-	119,058
Total Derivatives	$ 260,698	$ 119,520	$ -	$ 380,218
Total Assets	$ 20,604,689	$ 21,108,012	$ -	$ 41,712,701
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 4,665	$ -	$ 4,665
Futures**	119,362	-	-	119,362
Swaps	-	76,111	-	76,111
Total Derivatives	$ 119,362	$ 80,776	$ -	$ 200,138

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

**Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Transactions - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions as of and for the year ended September 30, 2013, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2011 and 2012 or expected to be taken in the Fund’s 2013 return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Futures Contracts – The Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

On October 31, 2011, MF Global Holdings Ltd. and MF Global Finance USA Inc. (collectively "MF Global") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. At the date of the Bankruptcy filing, the Fund held futures contracts and margin deposits at MF Global.  The Fund has since had all its open futures contracts moved from its MF Global accounts or sold within the MF Global account. The Fund has a current estimated exposure at MF Global of $26,391.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy.  When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates.  With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed.  The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

Foreign Currency	Settlement Date	Local Currency Amount Sold	US Dollar Value	Unrealized Appreciation (Depreciation)
To Sell:
AUSTRALIAN DOLLAR	10/30/2013	124,820	$ 116,672	$ (10)
JAPANESE YEN	10/30/2013	76,902,601	779,266	(4,655)
MEXICAN - PESO	10/30/2013	448,009	34,488	462
			$ 930,426	$ (4,203)

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the year ended September 30, 2013, the Fund had a loss of $1,740 on purchased options, which is included in the net realized gain from Options purchased and Futures options in the Statement of Operations.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the year ended September 30, 2013 the Fund’s trades of swap contracts resulted in a net gain of $55,776 which is included in the net realized gain from swap transactions in the Statement of Operations.

Fair Values of Derivative Instruments in the Fund as of September 30, 2013:

	Asset Derivatives			Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest rate contracts	Payables for futures -			Payables for futures -
	variation margin	$ 260,698	*	variation margin	$ 119,362	*

Interest rate contracts	Investment securities, at value	37,500		N/A	-
Foreign exchange contracts:	Receivable for open forward			Payable for open forward
	foreign currency exchange contracts	462		foreign currency exchange contracts	4,665

Credit contracts	Unrealized appreciation			Unrealized appreciation
	on swap contracts	119,058		on swap contracts	76,111
		$ 417,718			$ 200,138

*Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013.

Change in
Unrealized
Appreciation or
Contract Type/	Location of Gain or (Loss) On	Realized Gain	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures, options purchased
and futures options /Net change in unrealized
	appreciation (depreciation) from options and futures contracts	$ 38,470	$ 173,972
Foreign exchange contracts	Net realized gain (loss) from forward foreign currency
exchange contracts/Net change in unrealized
appreciation (depreciation) from forward foreign
	currency exchange contracts	173,685	(4,063)
Credit contracts	Net realized gain (loss) from swaps/
Net change in unrealized appreciation (depreciation)
	from swaps	55,776	(16,399)
Total		$ 267,931	$ 153,510

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

The derivative instruments outstanding as of September 30, 2013 as disclosed in the Portfolio of Investments and Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Forward Foreign Currency Exchange Contracts amounted to $85,311,961 and $84,033,040, respectively. For the year ended September 30, 2013, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $13,389,858 and $11,339,383, respectively.

4.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

Bandon Capital Management, LLC (“Advisor”), serves as investment adviser to the Fund.  The Advisor has engaged Dix Hills Partners, LLC and Logan Circle Partners, L.P. (the “Sub-Advisors”) to serve as the sub-advisors to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to the sub-advisory agreements, the Advisor pays Dix Hills Partners, LLC and Logan Circle Partners, L.P. a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive through January 31, 2014 a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.20%, 2.95 and 2.45% of the daily average net assets attributable to the Class I, Class A, Class C and Class R shares, respectively.  For the year ended September 30, 2013, the Advisor waived fees in the amount of $173,426.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets attributable to the Class I, Class A, Class C and Class R, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets for each respective share class. If Fund Operating Expenses subsequently exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets for each respective shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  Pursuant to the Waiver Agreement, as of September 30, 2013, there was $140,914, $64,236 and $173,426 that may be recaptured through September 30, 2014, September 30,

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

2015 and September 30, 2016, respectively.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets attributable to the Class A, Class C and Class R shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2013, pursuant to the Plan, Class A and Class C shares paid $10,259 and $2,993, respectively.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended were as follows:

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gains and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales and mark to market on open Section 1256 contracts, forward foreign currency exchange contracts and swaps.

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency exchange gains/(losses), and adjustments for paydowns and swaps, resulted in reclassifications for the Fund for the year ended September 30, 2013 as follows:  a decrease in accumulated net investment loss and accumulated net realized gain from security transactions of $248,707.

6.   RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2013

 issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Daily Income Fund - Money Market Portfolio (the “Money Fund”).  The Fund may redeem its investment from the Money Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Money Fund.  The financial statements of the Money Fund, including the portfolio of investments, can be found at www.reichandtang.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of September 30, 2013, the percentage of the Fund’s net assets invested in the Money Fund was 37.9%.

8.   PROXY VOTING (Unaudited)

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

  (Unaudited)

               (Unaudited)

Shares Voted

         Shares Voted Against

               In Favor

             or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Bandon Isolated Alpha Fixed Income Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bandon Isolated Alpha Fixed Income Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of , and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of , by correspondence with the custodian and brokers or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  as of , the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 29, 2013

Bandon Isolated Alpha Fixed Income Fund

Expense Example (Unaudited)

September 30, 2013

As a shareholder of Bandon Isolated Alpha Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bandon Isolated Alpha Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Bandon Isolated Alpha Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	4/1/2013	9/30/2013	4/1/2013 – 9/30/13
Class I	1.95%	$1,000.00	$1,002.00	$ 9.79
Class A	2.20%	1,000.00	1,001.00	11.04
Class C	2.95%	1,000.00	997.00	14.77
Class R	2.45%	1,000.00	1,002.00	12.30

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	4/1/2013	9/30/2013	4/1/2013 – 9/30/13
Class I	1.95%	$1,000.00	$1,015.29	$ 9.85
Class A	2.20%	1,000.00	1,014.04	11.11
Class C	2.95%	1,000.00	1,010.28	14.87
Class R	2.45%	1,000.00	1,012.78	12.36

*   Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Bandon Isolated Alpha Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	100	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers 80 Arkay Drive**** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-477-8100.

9/30/13 – NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-477-8100 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-477-8100

INVESTMENT ADVISOR

Bandon Capital Management, LLC

8. North State Street, Suite 200

Lake Oswego, OR 97034

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $15,000

2012 – $15,000

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $3,000

2012 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,000

2012 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/6/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/6/13